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         As filed with the Securities and Exchange Commission on July 12, 1996
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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 1996



                           DUKE REALTY LIMITED PARTNERSHIP
                (Exact name of registrant as specified in its charter)


              Indiana                  0-20625                35-1898425
      (State or jurisdiction of      (Commission           (I.R.S. Employer
    incorporation or organization)   File Number)         Identification No.)


    8888 KEYSTONE CROSSING, SUITE 1200
          INDIANAPOLIS, INDIANA                                   46240
  (Address of principal executive offices)                      (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                                    Not applicable
            (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant and Duke Realty Limited Partnership, file no. 33-61361, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

Exhibit
Number        Exhibit
- -------       -------

    1.1       Distribution Agreement dated as of April 29, 1996.

    4 Supplemental Indenture dated as of April 29, 1996 between Duke Realty Limited Partnership and The First National Bank of Chicago, with attached exhibits of form of Fixed Rate Note and form of Floating Rate Note.

    5         Opinion of Bose McKinney & Evans, including consent.

    8         Tax Opinion of Bose McKinney & Evans, including consent.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DUKE REALTY LIMITED PARTNERSHIP

                                  By:  DUKE REALTY INVESTMENTS, INC.
                                       General Partner


Date: July 12, 1996                      By:   /s/ Dennis D. Oklak
                                       -----------------------------
                                       Dennis D. Oklak
                                       Vice President

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